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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                Pursuant to Section 13 or 15(d) of THE SECURITIES
                              EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported) July 11, 2001
                                                          -------------



                             USABANCSHARES.COM, INC.
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

               Pennsylvania                                 000-27244                                   23-2806495
 --------------------------------------------         ----------------------                ----------------------------------
(State or other jurisdiction of Incorporation)       (Commission File Number)              (IRS Employer Identification Number)




One Lincoln Plaza, 1535 Locust Street, Philadelphia PA                  19102
 ------------------------------------------------------               --------
         (Address of principal executive offices)                    (Zip Code)



         Registrant's telephone number, including area code 215-569-4200
                                                            -------------




                       This document consists of 32 pages
                         Exhibit Index appears at Page 4


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Item 5.   Other Events

         On July 13, 2001, USABancShares.com, Inc. issued a press release regarding the following: (i) vBank, a Savings Bank, a wholly-owned subsidiary of USABancShares, entered into a Stipulation and Consent to entry of Order to Cease and Desist with each of the Federal Deposit Insurance Corporation and the Department of Banking of the Commonwealth of Pennsylvania; (ii) the Nasdaq Stock Market provided notice to USABancShares stating that USABancShares is not in compliance with the Nasdaq National Market Rules with respect to the minimum market value of its common stock; and (iii) vBank had incurred a loss as a result of a defalcation by one of its longstanding customers.

         Copies of the Press Release and orders are attached hereto and incorporated herein by reference.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)     Exhibits

                 99.1   Press Release of the Registrant.
                 99.2   Order to Cease and Desist issued by the Federal
                        Deposit Insurance Corporation on July 11, 2001.
                 99.3 Order to Cease and Desist issued by the Commonwealth of Pennsylvania, Department of Banking on July 11, 2001.



                                      -2-


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   USABANCSHARES.COM, INC.



Date:  July 13, 2001               By:/s/ Daniel J. Machon
                                      ------------------------------------------
                                       Daniel J. Machon, Chief Financial Officer



                                      -3-


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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.
----------


99.1     Press Release of the Registrant.
99.2 Order to Cease and Desist issued by the Federal Deposit Insurance Corporation on July 11, 2001.
99.3 Order to Cease and Desist issued by the Commonwealth of Pennsylvania, Department of Banking on July 11, 2001.